EXHIBIT 32

VALVOLINE INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Valvoline Inc. (the “Company”) on Form 10-K for the period ended September 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, Samuel J. Mitchell, Jr., Chief Executive Officer of the Company, and Mary E. Meixelsperger, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Samuel J. Mitchell, Jr.
Samuel J. Mitchell, Jr.
Chief Executive Officer
November 23, 2022

/s/ Mary E. Meixelsperger
Mary E. Meixelsperger
Chief Financial Officer
November 23, 2022